EMPLOYMENT AGREEMENT



         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into on May __, 2000, effective as of the Offering Date (hereinafter defined), by and between Empire Financial Holding Company, a Delaware corporation (the "Company"), and Donald A. Wojnowski Jr. (the "Executive").


                                    Recitals

         A. The Executive is currently employed as an executive of the Company.

         B. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel.

         C. The Company is currently contemplating an initial public offering of shares of its common stock (the "Offering").

         D. In contemplation of the Offering, the Board of Directors of the Company (the "Board") recognizes and desires to assure the Company of the Executive's continued employment in an executive capacity and to compensate the Executive therefor.

         E. The Executive is willing to make his services available to the Company, on the terms and conditions hereinafter set forth.


                                    Agreement

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

         1.       Employment.
                  ----------

                  1.1 Employment and Term. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company, on the terms and conditions set forth herein, for the period commencing on the effective date of the Offering (the "Offering Date") and expiring on December 31, 2004 unless sooner terminated as hereinafter set forth. The term of this Agreement shall automatically continue after December 31, 2004, until either the Company or the Executive provides the other party with at least 90 days prior written notice that the Agreement shall terminate effective on a date no earlier than December 31, 2004.

                  1.2 Duties of Executive. The Executive shall serve as Vice President Business Development of the Company. During the term of Employment, the Executive shall diligently perform all services as may be reasonably assigned to the Executive by the Co-Chief Executive Officers of the Company consistent with his position, and shall exercise such power and authority as may from time to time be delegated to the Executive by the Co-Chief Executive

Officers of the Company. The Executive will not obligate the Company in any form without the express written permission of both Co-Chief Executive Officers of the Company. The Executive shall be required to report solely to, and shall be subject solely to the supervision and direction of the Co-Chief Executive Officers of the Company. In addition, the Executive shall regularly consult with and provide information to the Co-Chief Executive Officers of the Company. The Executive shall devote substantially all of the Executive's working time and attention to the business and affairs of the Company (excluding any vacation and sick leave to which the Executive is entitled), render such services to the best of the Executive's ability, and use the Executive's reasonable best efforts to promote the interests of the Company. It shall not be a violation of this Agreement, after written notice to and approval of the Co-Chief Executive Officers of the Company, for the Executive to (a) serve on civic or charitable boards or committees, (b) deliver lectures, fulfill speaking engagements or teach at seminars, (c) manage personal investments and (d) provide brokerage services to certain customers of the Executive that are mutually agreed upon by the Executive and the Company and held at the Company, so long as none of the foregoing activities interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

                  1.3 Place of Performance. In connection with his employment by the Company, the Executive shall be based at the Company's principal executive offices, except for travel reasonably necessary in connection with the Company's business.

         2.       Compensation.
                  ------------

                  2.1 Draw. Commencing on the date of this Agreement, the Executive shall receive a draw at the annual rate of $150,000 (the "Draw") during the term of this Agreement, with such Draw payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. The Draw shall not be refundable to the Company.

                  2.2 Incentive Compensation. The Executive shall also be entitled to receive such other bonus payments or performance compensation, as shall be determined from time to time by the Co-Chief Executive Officers of the Company, in their sole discretion. Such potential additional bonus payments and/or performance compensation shall be reduced by an amount not to exceed the then current monthly Draw payable to the Executive.

                  2.3 Stock Options. Simultaneously with the consummation of the Offering, the Executive shall be granted an option pursuant to the Company's 2000 Stock Option Plan to purchase 100,000 authorized but unissued shares of the Company's Common Stock, $0.01 par value (the "First Option"), at a purchase price equal to the initial public offering price in the Offering. The First Option shall vest one year after the date of grant. The First Option will expire ten years from the date the hereof.

         Simultaneously with the consummation of the Offering, the Executive shall be granted a second option pursuant to the Company's 2000 Stock Option Plan to purchase an additional 100,000 authorized but unissued shares of the Company's Common Stock, $0.01 par value (the "Second Option"), at a purchase price equal to the initial public offering price in the Offering.



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

Twenty thousand shares covered by the Second Option shall vest on each of the first through fifth anniversary of the grant of the Second Option, subject to the Executive's employment on such anniversary date. The Second Option will expire ten years from the date the hereof.

         3.       Expense Reimbursement and Other Benefits.
                  ----------------------------------------

                  3.1 Expense Reimbursement. During the term of the Executive's employment hereunder, the Company, upon the submission of reasonable supporting documentation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company, including expenses for travel and entertainment.

                  3.2 Incentive, Savings and Retirement Plans. During the term of this Agreement, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable to other key executives of the Company and its subsidiaries as may be in effect from time to time.

                  3.3 Healthcare Benefit Plans. During the term of this Agreement, the Executive shall be eligible for participation in and shall receive all benefits under healthcare benefit plans, practices, policies and programs provided by the Company and its subsidiaries that may be in effect from time to time (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs), on terms comparable to the terms offered to other executives of the Company.

                  3.4 Working Facilities. During the term of the Executive's employment hereunder, the Company shall furnish the Executive with an office, secretarial support and such other facilities and services suitable to his position and adequate for the performance of the Executive's duties hereunder as reasonably determined by the Company.

                  3.5 Vacation. During the term of this Agreement, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its subsidiaries as in effect at any time hereafter with respect to other key executives of the Company and its subsidiaries; provided, however, that in no event shall the Executive be entitled to less than two weeks paid vacation per year.

         4.       Termination.
                  -----------

                  4.1 Termination for Cause. Notwithstanding anything contained to the contrary in this Agreement, the Company may terminate this Agreement for Cause. As used in this Agreement, "Cause" shall only mean (i) the willful and material failure or refusal of the Executive to perform the duties or render the services assigned under this Agreement (except during reasonable vacation periods or sick leave) or other material breach of this Agreement, which is not remedied within ten business days after receipt of written notice from the Company, (ii) the indictment of the Executive for any criminal act which is a felony, or (iii) a material breach of the Executive's representation in Section 15, which is not remedied within ten business days after receipt of written notice from the Board. The determination of Cause for purposes of this Agreement shall only be made by the majority vote of the Board (excluding the Executive). Upon any termination pursuant to this Section, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for reimbursement for reasonable business expenses incurred prior to the date of termination).

                  4.2 Disability. Notwithstanding anything contained in this Agreement to the contrary, the Company, by written notice to the Executive, shall at all times have the right to terminate this Agreement, and the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, fail to perform his duties and responsibilities provided for herein for a period of more than 90 days in any 12-month period. Upon any termination pursuant to this Section, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for reimbursement for reasonable business expenses incurred prior to the date of termination).

                  4.3 Death. In the event of the death of the Executive during the term of his employment hereunder, the Company shall pay to the estate of the deceased Executive an amount equal his Base Salary to the date of death and the Company shall have no further liability hereunder (other than for reimbursement for reasonable business expenses incurred prior to the date of termination).

                  4.4 Termination Without Cause. At any time the Company shall have the right to terminate the Executive's employment hereunder by written notice to the Executive; provided, however, that the Company shall (a) pay to the Executive any unpaid Base Salary accrued through the effective date of termination and (b) pay to the Executive an amount equal to the Executive's then annual Base Salary, in accordance with the Company's normal payroll period, for a period equal to the lesser of one year from effective termination date or the expiration of the term of this Agreement, provided the Executive is not in breach of Section 6. The Company shall be deemed to have terminated the Executive's employment pursuant to this Section if such employment is terminated
(i) by the Company without Cause, or (ii) by the Executive voluntarily for "Good Reason." For purposes of this Agreement, "Good Reason" means a material breach of the Company's obligations under this Agreement, which is not remedied within ten business days after receipt of written notice from the Executive or any termination by the Executive (other than a termination for Cause) during the three-month period following the effective date of any "Change in Control."

                  4.5      Resignation by Executive.
                           ------------------------

                           (i)      The  Executive  shall have the right to
terminate his employment under this Agreement at any time upon at least 90 days prior written notice to the Company.

                           (ii)     Upon any termination  pursuant to this
Section, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for reimbursement for reasonable business expenses



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

incurred prior to the date of termination). Except as specifically set forth in this Section, the Executive shall not have any additional liability or obligation hereunder by reason of such termination.

         5. Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any of the following events:

                  (a) Without the prior approval of the Incumbent Board (hereinafter defined), the acquisition (other than by or from the Company), at any time after the date hereof, by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors;

                  (b) The individuals who constitute the Board as of the Offering Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Offering Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;

                  (c) Without the prior approval of the Incumbent Board, approval by the stockholders of the Company of (A) a reorganization, merger or consolidation with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 51% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, (B) a liquidation or dissolution of the Company, or (C) the sale of all or substantially all of the assets of the Company, unless the approved reorganization, merger, consolidation, liquidation, dissolution or sale is subsequently abandoned.

         6.       Restrictive Covenants.
                  ---------------------

                  6.1      Confidentiality and Rights to Inventions.
                           ----------------------------------------

                           (a)      Confidential   Information.   The
Executive hereby acknowledges that the Executive will or may be making use of, acquiring and adding to confidential information of a special and unique nature and value affecting and relating to the Company and its operations, including, but not limited to, its business, the identities of its customers and suppliers, its data base information, prices paid by the Company for inventory, its business practices, marketing strategies, expansion plans, contracts, business records and other records, trade secrets, inventions, techniques, know-how and technologies, whether or not patentable, and other similar information relating to the Company (all the foregoing regardless of whether same was known to the Executive prior to the date hereof is hereinafter referred to collectively as "Confidential Information"). The Executive further recognizes and acknowledges that all Confidential Information is the exclusive property of the Company, is material and confidential, and greatly affects the legitimate business interests, goodwill and effective and successful conduct of the Company's business. Accordingly, the Executive hereby covenants and agrees that he will use the Confidential Information only for the benefit of the Company and shall not at any time, directly or indirectly, either during the Term of this Agreement or afterward, divulge, reveal or communicate any Confidential Information to any person, firm, corporation or entity whatsoever, or use any Confidential Information for the Executive's own benefit or for the benefit of others.

                           (b)      Rights to  Inventions,  Patents and
Copyrights. The Executive shall promptly disclose in writing to the Company: all ideas, inventions, discoveries, devices, machines, apparatus, methods, compositions, know-how, works, processes and improvements to any thereof, whether or not patentable or copyrightable, that the Executive may conceive, make, develop, invent, reduce-to-practice, author or discover, whether solely or jointly or commonly with others, during the Executive's employment with the Company, or within one calendar year following the termination of the Executive's employment with the Company, which relate to the business of the Company at the time of termination (the items specified in this section are hereinafter collectively referred to as "Inventions"). All Inventions are the sole and exclusive property of the Company. The Executive shall promptly assign, transfer and set over unto the Company, its successors and assigns, all of his rights, title and interest in and to all Inventions, all applications for letters patent or copyrights, foreign and domestic, which have or may be filed on such Inventions, all copyrights, all letters patent of the United States and its territorial possessions and all letters patent of foreign countries which may be granted therefor, and all reexaminations and reissues of said letters patent, including the subject matter of any and all claims which may be obtained in every such domestic and foreign patent, the same to be held and enjoyed by the Company for its own and exclusive use and advantage, and for the exclusive use and advantage of its successors, assigns and other legal representatives, to the full end of the term or terms for which said copyrights and letters patent of the United States, territories and foreign countries are or may be granted, reexamined or reissued, as fully and entirely as the same would have been held and enjoyed by the Executive if the assignment had not been made. The Executive further covenants and agrees that the Executive will, during and subsequent to the term of this Agreement, without demanding any other consideration therefor, at any time, upon request, execute, or cause to be executed, and deliver any and all papers that may be necessary or desirable to perfect the title to any Invention and to such letters patent and copyrights as may be granted therefor, in the Company, its successors, assigns or other legal representatives, and that if the Company, its successors, assigns, or other legal representatives shall desire to file any subsequent or derivative application, or to secure a reissue or reexamination of such letters patent, or to file a disclaimer relating thereto, the Executive will upon request, sign, or cause to be signed, all papers, make or cause to be made all rightful oaths, and do all lawful acts requisite for such action.

                  The Executive does further covenant and agree, that he will, at any time during and subsequent to the term of this Agreement hereof, upon request, communicate to the Company, its successors, assigns, or other legal representatives, such facts relating to the Inventions, letters patent and copyrights or to the history thereof, as may be known to him, and testify, at the Company's expense, as to the same in any interference or other litigation or proceeding in which the Executive is not a party and does not have an interest, when requested to do so.

                  6.2 Nonsolicitation of Employees. While employed by the Company and for a period of three years thereafter, the Executive shall not directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity, attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months.

                  6.3 Non-Competition. While employed by the Company and for a period of three years thereafter, the Executive shall not, directly or indirectly, whether as principal, agent, shareholder (except as set forth below) or in any other capacity, whether or not compensation is received, engage or participate in any activity for, be employed by, assist or have an equity interest in (other than as a passive investor of no more than five percent with no involvement in the management or conduct of the affairs of business of such entity) any business or other entity which is or plans to enter into the securities brokerage business in the State of Florida or to engage in the securities brokerage business with customers using the Internet. The Executive acknowledges that the provisions of this Section 6.3 are reasonably necessary for the purposes of protecting the Company's and its subsidiaries' legitimate business interests and goodwill. It is accordingly the intention of the parties that this Section 6.3 be enforceable to the fullest extent permissible under applicable law. The Executive agrees, however, that in the event any restriction or limitation of this Section 6.3, or any portion thereof, shall be declared or held to be invalid or unenforceable by a court of competent jurisdiction, then such restriction or limitation shall be deemed amended to substitute or modify it, as either or both may be necessary, to render it valid and enforceable.

                  6.4 Equitable Relief. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in this Article 6 will cause irreparable injury to the Company's and its subsidiaries' legitimate business interests and goodwill and that such injury would not be adequately compensated by monetary damages. Accordingly, the Executive recognizes and hereby acknowledges that the Company and any of its subsidiaries shall be entitled to specific performance of any of the provisions of this Article 6 and an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in this Article 6 by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction and specific performance shall be cumulative and in addition to whatever other remedies the Company or its subsidiaries may possess.


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

                  6.5 Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

         7. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without application of any conflicts of laws principles, and any proceeding contemplated by Section 6.4 or to enforce any arbitration award contemplated by Section 12 shall be heard in the state or federal courts located in Seminole County, Florida. The parties hereto hereby consent to personal jurisdiction in such venue and waive any claim or argument that such venue is inconvenient or improper.

         8. Notices: Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or three days after being deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:              Empire Financial Holding Company
                                1385 West State Road 434
                                Longwood, Florida 32750
                                Attention:  Board of Directors

                                With a copy to:
                                --------------

                                Mr. Phillip J. Kushner
                                Greenberg Traurig, P.A.
                                1221 Brickell Avenue
                                Miami, Florida 33131

If to the Executive:            Donald A. Wojnowski Jr.
                                505 N. Orlando Avenue, Suite 307
                                Cocoa Beach, FL  32931


or to such other addresses as either party hereto may from time to time give notice of to the other in the aforesaid manner.

         9.       Successors.
                  ----------

                  (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive other than the transfers of benefits hereunder by will or the laws of descent and distribution.


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

                  (b) This Agreement shall inure to the benefit of, be enforceable by and be binding upon the Company's successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

         10. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area, which would cure such invalidity.

         11. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

         12. Arbitration. Except as set forth in Section 6.4, any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be required to be submitted to binding arbitration. Either party shall have the right to commence arbitration proceedings. The arbitration proceedings shall be conducted, by a panel of three arbitrators, pursuant to the Commercial Arbitration Rules of the National Association of Securities Dealers (NASD). The arbitration shall be conducted in Seminole County, Florida and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, special, exemplary or consequential damages against any party. The parties shall hold any award resulting from such proceeding or settlement in connection therewith in strict confidence, unless the disclosure of such award or settlement is required by law.

         13. Damages. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement.

         14. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person (other than the parties hereto and, in the case of Executive, his heirs, personal representative(s) and/or legal representative) any rights or remedies under or by reason of this Agreement.

         15. Conflicts With Other Agreements. The Executive represents to the Company that the Executive's execution and performance of this Agreement does not violate the provisions of any employment, non-competition or other agreement to which the Executive is a party or by which the Executive is bound.


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

         16. Indemnification. The Company agrees to promptly execute and deliver to the Executive an Indemnification Agreement in substantially the same form as utilized for the Chairman of the Board, it being agreed that the Company will use its best efforts to ensure that such agreement will provide for mandatory indemnification and advancement of expenses to the fullest extent permitted by law.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                    COMPANY:

                                    EMPIRE FINANCIAL HOLDING COMPANY


                                    By:
                                       -------------------------------------
                                       Richard L. Goble
                                       Co-Chairman of the Board


                                    By:
                                       -------------------------------------
                                       Kevin M. Gagne
                                       Co-Chairman of the Board


                                    EXECUTIVE:


                                    ----------------------------------------
                                    Donald A. Wojnowski Jr.



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